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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                  N/A
       (Address of Principal Executive Offices)             (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Scottish Re Group Limited (the "Company") announced on May 4, 2006 that Michael C. French retired as the Chairman of the Board of Directors of the Company (the "Board") at the conclusion of the Company's annual general meeting on May 3, 2006. Mr. French will remain on the Board of the Company as a non-executive Director. A copy of the press release announcing Mr. French's retirement is attached as Exhibit 99.1 hereto.

     The Company announced on May 4, 2006 that Glenn S. Schafer has been appointed as the new Chairman of the Board of Directors. Mr. Schafer was re-elected to the Board of the Company at a meeting held on February 16, 2006 and he previously served on the Board from December 2001 through February 2005. Mr. Schafer has more than thirty years of experience in the fields of finance and insurance, most recently with Pacific Life Insurance Company ("Pacific Life"). After nearly twenty years with Pacific Life, Mr. Schafer retired as Vice Chairman at the end of 2005. Additional information regarding Mr. Schafer's business experience is set forth in the press release which is filed as Exhibit
99.2 hereto.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1     Press Release issued by Scottish Re Group Limited on May 4, 2006.

99.2     Press Release issued by Scottish Re Group Limited on May 4, 2006.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                SCOTTISH RE GROUP LIMITED


                                By:  /s/ Paul Goldean
                                    --------------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  May 9, 2006



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                                INDEX TO EXHIBITS

Number       Description
------       -----------

99.1         Press Release issued by Scottish Re Group Limited on May 4, 2006.

99.2         Press Release issued by Scottish Re Group Limited on May 4, 2006.




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